Exhibit 99.1

UST–3 OFFICE OF THE U.S. TRUSTEE – REGION 18 3/23/90

SEATTLE, WASHINGTON

MONTHLY REPORTING REQUIREMENTS CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: Americanwest Bancorporation

Case Number: 10.06097-PCW11 For the month of: December 2010

Required Documents Document Attached Previously Submitted Explanation Attached

1. Income Statement (profit and loss statement).

2. Comparative Balance Sheet.

3. Statement of Cash Receipts and Disbursements.

4. Statement of Aged Receivables.

5. Statement of Aged Payables.

6. Statement of Operations, Taxes, Insurance and Personnel.

7. Other documents/reports as required by the U.S. Trustee: None noted

The undersigned certifies under penalty of perjury (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Shelly L Krasselt Dated: 1/12/11 , 2011

Principal Accounting Officer

Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	10/28-10/31	11/1-11/30	12/1-12/31
Income
Gain on sale of assets	$—	$—	$37,020

Expenses
Payroll Expenses	$1,909	$3,215	$1,970
Occupancy	$—	$971	$595
Director Fees	$—	$—	$750
Investor Relations	$692	$234	$—
Service Contracts	$—	$89	$—
On going Professional costs	$—	$1,646	$2,334
Professionals	$—	$—	$65,179
Interest Expense DIP loan	$—	$1,700	$4,038
Loan Fee	$—	$100,000	$—
Special Cousel	$—	$332,726	$162,000
Debtor’s Counsel	$—	$75,540	$50,854

Total Expenses	$2,601	$516,121	$287,719

Net Loss	$(2,601)	$(516,121)	$(250,699)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	Activity	11/30/2010	Activity	12/31/2010
Assets
Current Assets
Cash	$97,345	$6,891,453	$6,988,798	$(889,896)	$6,098,902
Investment in WIN Partners	$100,000	$—	$100,000	$(100,000)	$—

Total Current Assets	$197,345	$6,891,453	$7,088,798	$(989,896)	$6,098,902

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$—	$184,842		$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—		$—

Total Accounts Receivable	$184,842	$—	$184,842	$—	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$—	$160,797	$(160,797)	$—
Real Property - Prosser Building and Land	$202,184	$—	$202,184	$(202,184)	$—
Investment in AmericanWest Bank	$6,000,000	$—	$6,000,000	$(6,000,000)	$—
Investment in TRUPS	$1,239,000	$—	$1,239,000		$1,239,000

Total Other Assets	$7,601,981	$—	$7,601,981	$(6,362,980)	$1,239,000

Total Assets	$7,984,167	$6,891,453	$14,875,621	$(7,352,876)	$7,522,744

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$407,574	$408,266	$(102,177)	$306,089
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$850,000	$(850,000)	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$6,150,000	$(6,150,000)	$—
Accrued Dividend Payable	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,407,574	$7,408,266	$(7,102,177)	$306,089

Prepetition Liabilities
Accounts Payable	$1,337	$—	$1,337	$—	$1,337
Notes Payable	$41,239,000	$—	$41,239,000	$—	$41,239,000
Accrued Dividend Payable	$6,152,827	$—	$6,152,827	$—	$6,152,827

Total Prepetition Liabilities	$47,393,164	$—	$47,393,164	$—	$47,393,164

Total Liabilities	$47,393,856	$7,407,574	$54,801,430	$(7,102,177)	$47,699,253

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$—	$253,482,472	$—	$253,482,472
Retained Deficit	$(292,892,160)	$(516,121)	$(293,408,281)	$(250,699)	$(293,658,981)

Total Owner Equity	$(39,409,689)	$(516,121)	$(39,925,809)	$(250,699)	$(40,176,509)

Total Liabilities and Equity	$7,984,167	$6,891,453	$14,875,621	$(7,352,876)	$7,522,744

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

Cash Disbursements

Date	Check No.	Payee	Description	Amount
12/10/2010	via wire	Hawks Nest Acquisition Corp	Net refund of incremental bid	$500,000.00
12/17/2010	via wire	Hawks Nest Acquisition Corp	Interest on DIP loan	4,037.50
12/17/2010	1002	AmericanWest Bank	Operating expense allocations	4,404.25
12/28/2010	via wire	Morrison Foerester	Special Counsel Fees	267,958.85
12/28/2010	via wire	Foster Pepper	Debtor’s Counsel Fees	61,256.72
12/28/2010		AmericanWest Bank	Wire fees	40.00
12/31/2010	via wire	Sandler O’Neil	Financial Advisor Fees	52,178.70
12/31/2010		AmericanWest Bank	Wire fees	20.00

				$889,896.02

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$65,137	$50,944	$14,193	$—	$—
	Morrison Foerster	$226,767	$162,000	$64,767	$—	$—
	Sandler O’Neil	$13,000	$13,000	$—	$—	$—
	RR Donnelly	$1,185	$1,185	$—	$—	$—

	Totals	$306,089	$227,129	$78,960	$—	$—

	Accounts Payable Reconciliation
	Opening Balance	$408,266
	Total New Indebtedness Incurred this Month	$227,039

	Balance	$635,305

	Amount paid on Prior Accounts Payable	$329,216

	Closing Balance	$306,089

UST–9 OFFICE OF THE U.S. TRUSTEE – REGION 18 3/23/90

SEATTLE, WASHINGTON STATEMENT OF OPERATIONS. TAXES. INSURANCE AND PERSONNEL

For the Month Ending: December 31,2010

Debtor Name: Americanwest Bancorporation

Case Number: 10-06097-PCWll

1. What efforts have been made toward presentation of a plan to the creditors?

On December 9,2010, the bankruptcy court approved the sale of substantially all of the assets, of the estate for # 6.5 million, which is the net amount the debtor received. The sale closed on December 20,2010.

The debtor expects to file a

plan to distribute the sale proceeds by February 25,2011

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes

X : No Identify amount, who was paid and date paid:

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

refer to item1 above regarding the sale of substantially all assets

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

none

UST–9 3/23/90

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

refer to item 1 above

6. STATUS OF TAXES none

FEDERAL TAXES AMOUNT WITHHELD OR ACCRUED AMOUNT PAID DATE PAID POSTPETITION TAXES PAST DUE

FICA

Withholding

Unemployment

Income

Other

STATE TAXES

Dept. of Labor and Industries

Income

Employment Sec.

Dept. of Revenue

B&O

Sales

Excise

OTHER TAXES

City Business/License

Personal Property

Real Property

Other (List)

Explain reason for any past due postpetition taxes:

n/a

UST–9 3/23/90

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name Amount

Position

Nature of Payment

Americanwest Bank

Subsidiary

Operating Expenses /Board fees

$ 4,404.25

*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider,

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

Appointment Date

Amount Paid This Month

Date of Court Approval

Aggregate Received

Estimated Balance

Due

Debtor’s Counsel

11/17/10

$61,257

*

$61,257

$14,193

Counsel For Unsecured Creditors’ Committee

$

$

$

Trustee’s Counsel

$

$

$

Accountant

$

$

$

Other:Special Counsel

11/12/10

$267,959

*

$267,959

$64,769

Financial Advisor

11/12/10

52,179

*

52,179

13,000

Identify fees accrued but not paid:

Debtor’s counsel $65,137; Special counsel $226,767, and Financial Advisor $ 13,000

* paid per 12/14/10 interim payment order

9. Please explain any changes in insurance coverage that took place this month,

none

10. PERSONNEL

Full Time

Part Time

Total number of employees at beginning of period Number hired during the period Number terminated or resigned during period Total number of employees on payroll at period end Total payroll for the period S note: payroll expenses for the month of December on the

income statement are related to an allocation from Americanwest Bank through 12/19/2010.